                                                                    EXHIBIT 10.1


            AER ENERGY RESOURCES, INC. SECURITIES PURCHASE AGREEMENT


         THIS IS AN AGREEMENT (this "Agreement") by and between the undersigned ("Purchaser"), and AER Energy Resources, Inc., a Georgia corporation ("AER"), dated as of May 13, 1996, and by which Purchaser and AER, in consideration of the agreements set forth below (the mutuality, adequacy and sufficiency of which are hereby acknowledged), hereby agree as follows:

         1. Agreement to Purchase and Sell. Upon the terms set forth in this Agreement, Purchaser hereby agrees to purchase from AER and AER agrees to sell to Purchaser (i) 1,584,158 shares of AER's no par value Common Stock (the "Shares") and (ii) warrants to purchase 835,000 shares of AER's no par value Common Stock (collectively the "Warrant") in accordance with the terms and conditions set forth in the form of warrant attached hereto as Exhibit A. The aggregate purchase price for the Shares and the Warrant shall be $6.3125 times the number of Shares being purchased and sold hereby. The aggregate purchase price shall be allocated between the Shares and the Warrant by AER as of the Closing (defined below).

         2. The Closing. The closing shall occur at 8:30 a.m. on May 20, 1996 (the "Closing") in the offices of Sutherland, Asbill & Brennan, 999 Peachtree Street, N.E., Atlanta, Georgia 30309-3996, or as the parties shall otherwise agree. At the Closing, the following shall occur:

                 (a) AER shall deliver to Purchaser a duly completed and executed share certificate in the name of Purchaser representing the Shares and a duly completed and executed Warrant.

                 (b) Purchaser shall deliver to AER by wire transfer in immediately available federal funds the aggregate purchase price of the Shares and the Warrant.

         3.      Representations and Warranties.

                 (a) By AER. AER hereby represents and warrants to Purchaser that:

                          (i) AER is a duly incorporated and organized Georgia
corporation validly existing and in good standing under Georgia law;

                          (ii) AER has the power and authority to issue the
Shares and grant the Warrant to Purchaser pursuant to this Agreement and to execute, deliver and otherwise perform this Agreement, and without limiting the foregoing, the Board of Directors of AER has authorized and approved the execution, delivery and performance of this Agreement;

                          (iii) the Shares and the Common Stock issuable upon
exercise of the Warrant (the "Warrant Shares") when issued will be validly issued, fully paid and non-assessable shares of capital stock of AER free and clear of any liens, encumbrances, adverse rights or claims of any kind whatsoever at the Closing, the Shares will be listed on the Nasdaq National Market, the Warrant Shares will be listed on the Nasdaq National Market, subject to notice of issuance, and AER will at all times maintain a number of authorized but unissued shares of Common Stock for issuance of the Warrant Shares to Purchaser;

                          (iv) this Agreement and the Warrant each has been
duly executed and delivered by AER, and constitutes the legal, valid and binding obligation of AER, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors' rights generally and the discretion of the courts in granting equitable remedies;

                          (v) the execution, delivery and performance of this
Agreement and the Warrant each is in compliance with, and is not and will not be, after the giving of notice or the passage of time or both, in violation of
(A) the articles of incorporation or bylaws of AER as amended or restated, (B) any applicable law, regulation or order to which AER or its assets is subject or bound, or (C) any agreement to which AER or its assets is subject or bound (and without limiting the foregoing, will not result in any preemptive rights or otherwise require the issuance of stock or other securities to satisfy antidilution or other similar requirements);

                          (vi) all of the documents (the "SEC Documents") filed
by AER within the last thirty-six months prior to the date of this Agreement with the Securities and Exchange Commission (the "Commission") in accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (collectively the "Securities Acts"), conformed in all material respects to the requirements of the Securities Acts and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                          (vii) the authorized capital stock of AER consists of
100,000,000 shares of Common Stock, no par value ("Common Stock") and 10,000,000 shares of Preferred Stock, no par value. Other than agreements similar to this Agreement relating to the sale of up to $10,000,000 of Common Stock and related warrants and other than as is set forth in the SEC Documents, which describe, among other things, AER's 1995 8% Convertible Debentures and the Warrant issued to Swartz Investments, Inc. in connection therewith, AER has no outstanding securities convertible into (or exercisable or exchangeable for) or evidencing the right to purchase or subscribe for, shares of its capital stock or authorized subscriptions, options, warrants, calls, rights, commitments or any other agreements or arrangements, obligating it to issue any shares of its capital stock or securities convertible into capital stock;

                          (viii) the financial statements (including any
related notes) included in the SEC Reports (the "Financial Statements"), have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as may be noted therein) and fairly present the financial condition, results of operations and cash flows of AER as of the dates thereof and for the periods ended on such dates (in each case subject, as to interim statements, to changes resulting from year-end adjustments (none of which were or could be expected to be material in amount or effect)); and

                          (ix) except as set forth in the Financial Statements,
since December 31, 1995, AER has conducted its business only in the ordinary course in substantially the same manner as theretofore conducted, and AER has not undergone or suffered any material adverse change in its condition, financial or otherwise, business, operations, affairs, properties, assets or prospects.

                 (b) By Purchaser. Purchaser hereby represents and warrants to AER:

                          (i) this Agreement has been duly executed and
delivered by Purchaser, and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors' rights generally and the discretion of the courts in granting equitable remedies;

                          (ii) Purchaser will acquire the Shares, the Warrant
and the Warrant Shares (collectively the "Securities") for its own account, to hold for investment, and with no present intention of dividing its participation with others or reselling or otherwise participating, directly or indirectly, in a distribution of the Securities, and it will not make any sale, transfer, or other disposition of the Securities in violation of the Securities Act or any applicable state securities laws (the "State Acts"). Purchaser agrees that there will be placed on the Warrant and any certificate for the Shares or the Warrant Shares, or any substitutions for it, a legend stating in substance:

                                  THE SECURITIES EVIDENCED HEREBY
                          HAVE NOT BEEN REGISTERED UNDER THE
                          SECURITIES ACT OF 1933 AS AMENDED (THE
                          "SECURITIES ACT") OR ANY STATE SECURITIES
                          LAWS IN RELIANCE ON ONE OR MORE EXEMPTIONS
                          THEREUNDER AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER. THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO

                          RESTRICTIONS ON TRANSFER CONTAINED IN A
                          SECURITIES PURCHASE AGREEMENT TO WHICH THE
                          CORPORATION IS A PARTY.  ANY TRANSFER OF THE
                          SECURITIES REPRESENTED HEREBY IN VIOLATION OF SAID AGREEMENT SHALL BE VOID. THE CORPORATION WILL MAIL TO THE HOLDER OF THESE SECURITIES A COPY OF SUCH RESTRICTIONS WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR ADDRESSED TO THE CORPORATION.

                          (iii) Purchaser, in offering to subscribe for the
Securities hereunder, has been given access to all material and relevant information concerning AER, thereby enabling Purchaser to make an informed investment decision concerning the Securities. Purchaser has relied solely upon an independent investigation made by it and its representatives, if any, and has, prior to the date hereof, been given access to and the opportunity to examine data and information relating to AER. In making its investment decision to purchase the Securities, Purchaser is not relying on any oral or written representations or assurances from AER or any other person or any representation of AER or any other person other than as set forth in this Agreement. Without limiting the foregoing, Purchaser has reviewed AER's Annual Report on Form 10-K for the year ended December 31, 1995 and AER's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996. Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

                          (iv) Purchaser understands and acknowledges that an
investment in the Securities involves a high degree of risk. Purchaser represents that Purchaser is able to bear the economic risk of an investment in the Securities, which Purchaser acknowledges are currently illiquid and may remain illiquid indefinitely, including a possible total loss of its investment. In making this statement Purchaser hereby represents and warrants to AER that Purchaser has adequate means of providing for Purchaser's current needs and contingencies; Purchaser is able to afford to hold the Securities for an indefinite period and Purchaser further represents that Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities. Further, Purchaser represents that Purchaser has no present need for liquidity in the Securities and Purchaser is willing to accept such investment risks.

                          (v) Purchaser understands that no United States
federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement of AER or the Securities.

                          (vi) This Agreement is made by AER with Purchaser in
reliance upon Purchaser's representations and covenants made in this Section 3(b), which reliance by its execution of this Agreement Purchaser hereby confirms.





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

                          (vii) Purchaser understands that the Securities have
not been registered under the Securities Act or any State Acts and are being offered and sold pursuant to exemptions therefrom based in part upon the representations of Purchaser contained herein.

                          (viii) Purchaser knows of no public solicitation or
advertisement of an offer in connection with the proposed issuance and sale of the Securities.

                          (ix) Purchaser has reviewed with its tax advisors the
U.S. federal, state, local and foreign tax consequences of an investment in the Securities and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of AER or any of its agents and understands that Purchaser (and not AER) shall be responsible for Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                          (x) Purchaser's acquisition of the Securities is not
a transaction (or any element of a series of transactions) that is a part of a plan or scheme to evade the registration provisions of the Securities Act.

         4.      Registration of Shares.

                 (a) Demand Registration. If at any time after two (2) years and prior to five (5) years from the date of the Closing, AER shall receive a written request from purchasers of shares in the offering (the "Offering") of which this Agreement is a part (collectively the "Purchasers") who purchased in the aggregate more than fifty percent (50%) of the shares included in the Offering that AER file a registration statement under the Securities Act, covering the registration of all or any portion of such shares acquired by the Purchasers in the Offering, and all or any portion of the Warrant Shares, AER shall first notify in writing each Purchaser who has not joined in such request. Each such Purchaser shall have ten (10) days in which to notify AER of its intention to join in the request to register its shares. Not later than ninety (90) days after receipt by AER of a written request for a demand registration pursuant to this Section 4(a), AER shall file a registration statement with the Commission relating to the shares as to which such requests for a demand registration relate (the "Requested Shares") and AER shall use its best efforts to cause the registration statement (which may cover, without limitation, an offering on a delayed or continuous basis open for up to one hundred eighty (180) days pursuant to Commission Rule 415) for the Requested Shares to become effective under the Securities Act. AER shall be obligated to effect only two (2) registrations pursuant to this Section 4(a) for all Purchasers together. Any such request shall be subject to the rights of the Debenture Subscribers (defined below) pursuant to the Registration Rights Agreement dated as of November 22, 1995 among AER, the Debenture Subscribers and Swartz Investments, Inc.

                 (b) Delay of Registration. Notwithstanding anything to the contrary in Section 4(a), AER shall have the right (i) to defer the initial filing or request for acceleration of effectiveness of any registration pursuant to Section 4(a) or (ii) after effectiveness, to suspend effectiveness of any such registration statement or to require holders to suspend further sales pending amendment (collectively a "Delay"), if, in the good faith judgment of the Board of Directors of AER and upon the advice of counsel to AER, such delay in filing or requesting acceleration of effectiveness or such suspension of effectiveness or suspension of sales is necessary in light of the existence of material non-public information (financial or otherwise) concerning AER disclosure of which at the time is not, in the opinion of the Board of Directors of AER and upon the advice of counsel, (A) otherwise required and (B) in the best interests of AER; provided, however that AER will not invoke a Delay for more than three (3) months, unless the reason for the Delay is that AER is then engaged in an acquisition, in which case it will use its best efforts to end the Delay as soon as possible and provided, further that AER will not invoke Delays for more than an aggregate of six (6) months in any calendar year. The one hundred eighty (180) day period referred to herein during which the registration statement may be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the right to sell shares was suspended pursuant to the preceding sentence, and, if and to the extent necessary to effect such extension, the five (5)-year period referred to above shall also be extended. In addition, the five (5)-year period will also be extended if any registration has been delayed pursuant to the foregoing and cannot be completed within such period.

                 (c)      "Piggyback" Registration.  If at any time after two
(2) years and prior to five (5) years from the date of the Closing, AER shall determine to proceed with the preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its equity securities by it or any of its security holders (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor or similar form), AER will give written notice of its determination to Purchaser. Upon the written request of Purchaser given to AER within ten (10) days after its receipt of any such notice by AER, AER will cause all the Shares and Warrant Shares which Purchaser has requested to have registered to be included in such registration statement; provided, however, that such request shall be subject to the rights of the Debenture Subscribers (defined below) pursuant to the Registration Rights Agreement dated as of November 22, 1995 among AER, the Debenture Subscribers and Swartz Investments, Inc., and provided, further that, if the managing underwriter, in the case of an underwritten public offering, determines and advises in writing that the inclusion in the registration statement of all the Shares and Warrant Shares proposed to be included by Purchaser would interfere with the successful marketing of the securities proposed to be registered by AER, then the number of such Shares and Warrant Shares to be included in the registration statement shall be reduced in accordance with the recommendations of the managing underwriter, except that if the managing underwriter determines and advises that the inclusion in such registration statement of any Shares and Warrant Shares owned by Purchaser would so interfere, then no Shares or Warrant Shares owned by Purchaser shall be included in such registration statement; provided that any such reduction shall be made pro rata with respect to all Purchasers requesting such registration.

                 (d) Expenses. With respect to each inclusion of shares in a registration statement pursuant to Section 4(a) or 4(b), AER shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for AER and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements not expressly included above shall be borne pro rata by the Purchasers whose shares are included in such registration statement.

                 (e) Indemnification, Etc. In the event that shares are registered pursuant to Section 4(a) or 4(b), AER and Purchaser shall execute reasonable and customary underwriting, indemnification and lock-up agreements relating to such registration and shall undertake reasonable and customary registration procedures.

         5. Certain Limitations. The Securities shall be subject to the following limitations:

                 (a) Except in the case of a transfer of Securities upon a merger of AER or similar transaction with another corporation in which AER does not survive or survives only as a subsidiary of another corporation, none of the Securities may be transferred by Purchaser by any means (except by will or the laws of descent and distribution if Purchaser is an individual and except upon dissolution or to an entity under common control with Purchaser (as "control" is defined under Rule 405 of the Securities Act) if Purchaser is a corporation, partnership or similar entity) for a period of two (2) years after the Closing in the case of the Shares and the Warrant Shares and one (1) year after the Closing in the case of the Warrant;

                 (b) Purchaser will not directly or indirectly sell a call or buy a put with respect to the Shares and the Warrant Shares for a period of two
(2) years after the Closing in the case of the Shares, and a period of one (1) year after the Closing in the case of the Warrant Shares; and

                 (c) Purchaser will not directly or indirectly sell any Shares or Warrant Shares short or otherwise enter into any derivative contract with respect to the Shares or the Warrant Shares for a period of two (2) years after the Closing.

                 AER may waive any of these limitations at any time as to any Purchaser or Purchasers.

         6. Termination; Survival; Indemnification. This Agreement may be terminated by AER for any reason or no reason at any time prior to the Closing without liability of any kind. The representations, warranties and agreements made in this Agreement shall survive the Closing. Each party, acknowledging that the other is entitled to rely on its representations, warranties and agreements in this Agreement in order to preserve the benefit of the bargain otherwise represented by this Agreement, agrees that neither the survival of such representations, warranties and agreements, nor their enforceability nor any remedies for breaches of them shall be affected by any knowledge of a party regardless of when or how such party acquired such knowledge.

         7. Right of First Refusal. The purchasers of AER's 1995 8% Convertible Debentures (the "Debenture Subscribers") have a seven-day right to purchase their pro rata portion of certain issuances of debt or equity securities by AER within two hundred forty (240) days after the purchase of such debentures by the Debenture Subscribers. Prior to execution and delivery of this Agreement by AER, AER has offered an aggregate of 1,584,158 shares of Common Stock and Warrants to purchase 835,000 shares of Common Stock to the Debenture Subscribers in accordance therewith.

         8.      Miscellaneous.

                 (a) Good Faith Efforts; Further Assurances; Cooperation. Subject to AER's right to terminate in Section 6, the parties shall in good faith undertake to perform their obligations in this Agreement, to satisfy all conditions and to cause the transactions contemplated in this Agreement to be carried out promptly in accordance with the terms of this Agreement. Upon the execution of this Agreement and thereafter, each party shall do such things as may be reasonably requested by the other in order more effectively to consummate or document the transactions contemplated by this Agreement. The parties shall cooperate with each other and their respective counsel, accountants or representatives in connection with any actions required to be taken as part of their respective rights and obligations under this Agreement.

                 (b) Notices. Each notice, communication and delivery under this Agreement (i) shall be made in writing signed by the party making the same, (ii) shall specify the section of this Agreement pursuant to which it is given, (iii) shall be given either in person or by a nationally recognized next business day delivery service or by telecopier, and (iv) if not given in person, shall be given to a party at the address set forth below such party's signature (or at such other address as a party may furnish to the other parties to this Agreement pursuant to this Section 8(b)). If notice is given pursuant to this Section 8(b) of a permitted successor or assign of a party, then notice shall also thereafter be given as set forth above to such successor or assign of such party.

                 (c) Assignment. Except in the case of a transfer permitted under Section 5(a), no assignment or transfer by Purchaser of its rights and obligations under this Agreement shall be made by merger or other operation of law or otherwise except with the prior written consent of AER. This Agreement is binding upon the parties and their successors and assigns and inures to the benefit of the parties and their permitted successors and assigns and, when appropriate to effect the binding nature of this Agreement for the benefit of the other parties, of any other successor or assign.

                 (d) Severability. Any determination by any court of competent jurisdiction of the invalidity of any provision of this Agreement that is not essential for accomplishing its purposes shall not affect the validity of any other provision of this Agreement, which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

                 (e) Controlling Law; Integration; Amendment; Waiver. This Agreement is governed by, and shall be construed and enforced in accordance with, the laws of the State of Georgia (except the laws of that state that would render such choice of laws ineffective). This Agreement supersedes all prior negotiations, agreements and understandings between the parties as to its subject matter, constitutes the entire agreement between the parties as to its subject matter and may not be altered or amended except in writing signed by the parties. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party of any provision or of a breach of any provision of this Agreement, whether by conduct or otherwise, in any one of more instances shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision or of a breach of any other provision of this Agreement.

                 (f) Copies. This Agreement may be executed in two or more copies, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such copies.





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
         DULY EXECUTED and delivered by Purchaser and AER, on May 13, 1996.

PURCHASER:                          FW AER PARTNERS, L.P.
- ---------                           ------------------------------------------
                                    (EXACT NAME OF PURCHASER -- PRINT OR TYPE)

                                    By Group 31, Inc., General Partner

                                    By: /s/ W.R. Cotham
                                    ------------------------------------------
                                        Name: W.R. Cotham
                                         -------------------------------------
                                        Title: Vice President
                                              --------------------------------

                                    Address:
                                    201 Main Street, Suite 3100
                                    Fort Worth, Texas  76102
                                    Phone:  (817) 390-8500
                                    Fax Number:  (817) 338-2064




AER:                                AER ENERGY RESOURCES, INC.
- ---


                                    By: /s/ David W. Dorheim
                                       ---------------------------------------
                                       Name: David W. Dorheim
                                            ----------------------------------
                                       Title: President & CEO
                                             ---------------------------------

                                    Address:
                                    4600 Highlands Parkway, Suite G
                                    Smyrna, Georgia  30082



                             *    *    *    *    *





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

                                                                       EXHIBIT A


THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN A SECURITIES PURCHASE AGREEMENT TO WHICH THE HOLDER HEREOF IS A PARTY. ANY TRANSFER OF THESE SECURITIES IN VIOLATION OF SAID AGREEMENT SHALL BE VOID. THE CORPORATION WILL MAIL TO THE HOLDER HEREOF A COPY OF SUCH RESTRICTIONS WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR ADDRESSED TO THE CORPORATION.



                              WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                                       OF
                           AER ENERGY RESOURCES, INC.
                           ==========================
                    DATE OF INITIAL ISSUANCE:  May __, 1996

         THIS CERTIFIES THAT, for value received, the Holder (as defined below) is entitled to purchase from the Company (as defined below), ____________ (____) shares of Common Stock (as defined below) of the Company in accordance with Section 2.1 below at the Warrant Price (as defined below), which shall be payable in lawful money of the United States of America upon the exercise hereof. The exercise of this Warrant shall be subject to the provisions, limitations, and restrictions herein contained and may be exercised in whole or in part.

SECTION 1.       DEFINITIONS.

         For all purposes of this Warrant, the following terms shall have the meanings indicated:

         "Common Stock" shall mean and include the Company's common stock, no par value, now or hereafter authorized by the Company's articles of incorporation, and shall also include (i) in case of any consolidation, merger, sale of assets, reorganization or reclassification of the character referred to in Section 4 hereof, the stock, securities or assets provided for in Section 4, and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

         "Company" shall mean AER Energy Resources, Inc., a Georgia corporation, and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

         "Current Market Price" shall mean for purposes of Sections 2.1 and 6 hereof the daily closing price on the business day before the date of exercise of one share of Common Stock, and for all other purposes shall mean the average of the daily closing prices of one share of Common Stock for the ten (10) consecutive business days ending five (5) business days before the day in question and such average will be adjusted for any stock dividend, split, combination or reclassification that took effect during such ten (10) business day period. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the closing market price, as reported by Nasdaq on such day, or in case no such reported sales took place on such day, then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by Nasdaq. Notwithstanding the foregoing, if the Common Stock is not traded in such manner that the prices referred to above are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company (which determination shall be conclusive absent manifest error).

         "Date of Initial Issuance" shall mean the Date of Initial Issuance set forth on page 1.

         "Holder" shall mean ____________________________________.

         "Nasdaq" shall mean the Nasdaq Stock Market.

         "Notice of Exercise" shall mean the Notice of Exercise of Warrant to Purchase Common Stock of AER Energy Resources, Inc. attached hereto and hereby incorporated herein.

         "Purchase Agreement" shall mean the Purchase Agreement dated May __, 1996 between the Company and Holder, as amended from time to time.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "State Acts" shall mean any applicable state securities or blue sky acts.

         "Warrant" shall mean this Warrant issued to Holder, dated May __, 1996.

         "Warrant Price" shall mean Six and Five Sixteenths Dollars ($6.3125) per share, subject to adjustment in accordance with Section 2 hereof.

         "Warrant Shares" shall mean shares of Common Stock purchased or purchasable by the Holder upon the exercise of this Warrant.

SECTION 2.       EXERCISE OF WARRANT.

         2.1. Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company as provided in
Section 9 hereof at any time prior to May 20, 2001:  (a) a Notice of Exercise;
(b) payment in full of the Warrant Price (A) in cash or by bank check for all Warrant Shares purchased hereunder, or (B) through a "cashless" or "net-issue" exercise (a "Cashless Exercise"), in which case the Holder shall exchange that portion of the Warrant subject to a Cashless Exercise for that number of Warrant Shares determined by multiplying the number of shares of Common Stock for which this Warrant is being exercised by a fraction, the numerator of which shall be the difference between the Current Market Price and the Warrant Price and the denominator of which shall be the Current Market Price, or (C) a combination of (A) and (B) above; and (c) this Warrant. Upon payment of the Warrant Price, the Holder shall (i) be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such Warrant Shares may not then be actually delivered to the Holder, and (ii) be entitled to all of the benefits of such holder on such date, including without limitation the right to receive dividends and other distributions the record date for which falls on or after such date and to exercise voting rights. Subject to Section 2.5(h), the Company shall, as promptly as practicable thereafter, and in any event within five (5) business days thereafter, execute, or cause to be executed, and deliver to the Holder, or the Holder's nominee, a certificate or certificates representing the aggregate number of Warrant Shares specified in the Notice of Exercise or determined pursuant to clause (B) above in the case of a Cashless Exercise. Each stock certificate so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of such stock certificates pursuant to this
Section 2.1 regardless of the name or names in which such stock certificates shall be registered. As a condition to exercise of this Warrant, the Company may request the Holder to execute and deliver to the Company a letter evidencing the Holder's investment intent and containing provisions necessary to evidence the applicability of exemptions from registration under applicable securities laws.

         2.2. Transfer Restriction Legend. Each certificate for Warrant Shares initially issued upon exercise of this Warrant shall bear a legend in substantially the following form (and any additional legend appropriate under the State Acts or otherwise) on the face or back thereof unless such Warrant Shares shall be registered under the Securities Act and the State Acts at the time of exercise:

                 The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws in reliance on one or more exemptions thereunder and may not be sold or transferred except in transactions exempt from registration under the Securities Act or any applicable state securities laws or pursuant to an effective registration statement thereunder. The securities evidenced hereby are subject to restrictions on transfer contained in a Securities Purchase Agreement to which the Corporation is a party. Any transfer of the securities represented hereby in violation of said agreement shall be void. The Corporation will mail to the holder of these securities a copy of such restrictions without charge within five (5) days after receipt of written request therefor addressed to the Corporation.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless in the opinion of counsel for the holder thereof (which counsel and opinion shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

         2.3. Character of Warrant Shares. All Warrant Shares shall be duly authorized, validly issued, and, upon payment of the Warrant Price, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Warrant Price to be less than the par value, if any, of the Common Stock).

         2.4. Adjustment of Number of Shares. Upon each adjustment of the Warrant Price as provided in Section 2.5(a) or (b) hereof, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares (calculated to the nearest one-tenth (1/10) of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

         2.5.    Adjustment of Warrant Price.      The Warrant Price shall be
subject to adjustment from time to time as follows:

                 (a) If the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split of shares of Common Stock, then the Warrant Price in effect immediately prior to such stock dividend, subdivision or split shall be proportionately decreased and the number of Warrant Shares shall be proportionately increased.

                 (b) If the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.

                 (c) If the Company shall declare a cash dividend upon its Common Stock or shall distribute to holders of the Common Stock shares of its capital stock other than Common Stock, stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights, then, in each such case, the Warrant Price in effect immediately prior to such dividend or distribution shall be adjusted as follows. Immediately following the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to (i) the Current Market Price of one share of Common Stock less (ii) an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of cash dividend or distribution, or, in the case of any other dividend or distribution, the fair market value (as determined by the Board of Directors of the Company, which determination shall be conclusive absent manifest error) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be the Current Market Price.

                 (d) All calculations under this Section 2.5 shall be made to the nearest one-tenth (1/10) of a share.

                 (e) Whenever the Warrant Price shall be adjusted as provided in this Section 2.5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price and the number of Warrant Shares that shall be in effect after such adjustment and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based, and shall seek to obtain an opinion of the Company's outside accountants as to the correctness of such adjustments and calculations and to the effect that such adjustments and calculations have been made in accordance with the terms hereof. The Company shall cause a copy of such statement and opinion to be sent to the Holder, together with a notice stating that the Warrant Price and the number of Warrant Shares purchasable upon exercise of the Warrant have been adjusted. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of Section 2.5(g) hereof.

                 (f)      Adjustments made pursuant to Sections 2.5(a), (b) and
(c) shall be made on the date such dividend, subdivision, split, combination or distribution is made, and shall become effective at the opening of business on the business day next following the record date for the determination of shareholders entitled to such dividend, subdivision, split, combination or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

                 (g)      In case at any time the Company proposes:

                          (i)  to declare any dividend upon its Common Stock
payable in capital stock (other than Common Stock) or make any special dividend or other distribution (other than cash dividends) to the holders of Common Stock;

                          (ii)  to issue any shares of Common Stock, options
therefor or securities convertible into Common Stock (except (x) pursuant to the exercise of this Warrant or any other Warrants issued contemporaneously herewith or pursuant to the conversion of any of the Company's 8% Convertible Debentures issued in November 1995 or exercise of the Warrant issued to Swartz Investments, Inc. in November 1995 or (y) pursuant to options or warrants or restricted stock or similar awards issued to officers, directors or employees of the Company pursuant to a stock option or other stock plan or employment, severance or consulting or similar agreement, in each case approved by the Board of Directors, or pursuant to the exercise of such options, warrants or awards);

                          (iii)  to offer for subscription pro rata to the
holders of Common Stock any additional shares of capital stock of any class or other rights;

                          (iv)  to effect any capital reorganization or
reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another entity or sale, transfer or other disposition of all or substantially all of its assets, in each case in which a vote of the shareholders of the Company is taken; or

                          (v)  to effect a voluntary or involuntary
dissolution, liquidation or winding up of the Company in which a vote of shareholders of the Company is taken,

then in any one or more of such cases, the Company shall give the Holder hereof
(a) at least ten (10) days (but not more than ninety (90) days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least ten (10) days (but not more than ninety (90) days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action, but shall only give Purchaser the right to assert a possible breach of contract.

                 (h) Whenever the provisions of this Section 2.5 shall require that an adjustment shall become effective immediately after the record date for an event and the Holder exercises this Warrant after such record date and before the occurrence of such event, the Company may defer until the occurrence of such event issuing to the Holder the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                 (i) The sale or other disposition of any Common Stock theretofore held in the treasury of the Company shall be deemed to be an issuance thereof.

SECTION 3.       OWNERSHIP AND TRANSFER.

         3.1. Ownership. The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 3. Notwithstanding the foregoing, the rights to purchase Warrant Shares represented hereby, if properly assigned in compliance with the terms of this Warrant, may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

         3.2. Transfer and Replacement. Subject to restrictions on transfer of this Warrant under the Securities Act or the State Acts, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney at any time after one (1) year from the Date of Initial Issuance. A new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and of indemnity or security reasonably satisfactory to it, or upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder.

SECTION 4.       MERGERS, CONSOLIDATIONS, SALES.

         In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of the Company's assets or any proposed reorganization or reclassification of the securities of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the terms and conditions specified herein, in lieu of the Warrant Shares immediately theretofore purchasable hereunder, such shares of stock or securities or assets as may by virtue of such consolidation, merger, sale, reorganization or reclassification be issued or payable with respect to or in exchange for the Warrant Shares purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification as if this Warrant had theretofore been exercised, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments or the Warrant Price and of the number of Warrant Shares received upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of this Warrant. In the event of a merger, share exchange or consolidation of the Company with or into another entity as a result of which a number of shares of common stock or its equivalent of the successor entity greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Warrant Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation or purchaser shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities or assets as the Holder is entitled to receive hereunder and all other liabilities and obligations of the Company hereunder. Upon written request by the Holder hereof, such successor will issue a new Warrant revised to reflect the modifications in the Warrant effected pursuant to this Section 4.

SECTION 5.       NOTICE OF DISSOLUTION OR LIQUIDATION.

         In case of any distribution of the assets of the Company in dissolution, winding up or liquidation (except under circumstances when Section 4 hereof shall be applicable), the Company shall give notice thereof to the Holder and shall make no distribution to shareholders of the Company until the expiration of ten (10) days from the date of mailing of the aforesaid notice and, in any case, subject to the other terms and conditions of this Warrant, the Holder may exercise this Warrant within ten (10) days from the date of the giving of such notice, and all rights herein granted not so exercised within such ten (10) day period shall thereafter become null and void.

SECTION 6.       FRACTIONAL SHARES.

         Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 6, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the Current Market Price of one share of Common Stock at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

SECTION 7.       CLOSING OF TRANSFER BOOKS.

         The right to exercise this Warrant shall not be suspended during any period while the stock transfer books of the Company may be closed. The Company shall not be required, however, to deliver certificates for the Warrant Shares while such books are duly closed for any purpose, but the Company may postpone the delivery of the certificates for such Common Stock until the opening of such books, and they shall be delivered as soon as practicable thereafter.

SECTION 8.       COVENANTS OF THE COMPANY.

         8.1. Reserved Shares. The Company shall reserve and set apart and have available for issuance at all times, free from preemptive rights, out of its treasury stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant, the number of shares of Common Stock sufficient to provide for the exercise of this Warrant.

         8.2. Binding Upon Successors. This Warrant shall be binding upon any corporation, entity or person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 9.       NOTICES.

         Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail, postage prepaid, to its address set forth below, or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail, postage prepaid, to the address of the Company as set forth following its signature below, or to such other address as shall have been furnished to the Holder in writing by the Company. Any notice or other document so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 10.      NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY.

         This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company. No provision hereof, in the absence of the purchase of shares of Common Stock by the Holder pursuant to this Warrant, shall give rise to any liability of the Holder for the exercise price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or any third party.

SECTION 11.      LAW GOVERNING.

         This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia.

SECTION 12.      PURCHASE AGREEMENT.

         This Warrant is issued and sold pursuant to that certain Securities Purchase Agreement, dated as of May 13, 1996 (the "Purchase Agreement") between the Company and the Holder. The holder hereof shall be entitled to all of the rights and benefits and subject to all of the obligations of Purchaser under the Purchase Agreement, including without limitation, rights with respect to registration under the Securities Act. The terms of the Purchase Agreement are hereby incorporated herein for all purposes and shall be considered a part of this Warrant as if they had been fully set forth herein.

SECTION 13.      ACKNOWLEDGEMENT OF RIGHTS.

         At the time of the exercise of this Warrant in accordance with the terms hereof and upon the request of the Holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant and the Purchase Agreement; provided, however, that if the Holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

SECTION 14.      MISCELLANEOUS.

         This Warrant and any provision hereof may be changed, waived, discharged or terminated with the consent in writing of the Company and the Holder hereof, or in lieu thereof, the Company and holders representing not less than 66 - 2/3% of all of the warrants sold pursuant to the Purchase Agreement then outstanding; provided that no change in the number of the shares of Common Stock purchasable upon the exercise of any such warrant or in the Warrant Price shall be made without the consent in writing of the holder thereof, other than such changes as are specifically prescribed by or contemplated in such warrants as originally executed. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof. This Warrant, together with the Purchase Agreement, contains the entire agreement between the Holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersedes all prior arrangements or undertakings with respect thereto. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired. The Warrant Shares shall be entitled to such registration rights under the Securities Act and under applicable state securities laws as are specified in the Purchase Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the ______ day of May, 1996.

                              AER ENERGY RESOURCES, INC.



                              By:
                                 ---------------------------------------------
                              Title:
                                    ------------------------------------------

                              Address:
                                       4600 Highlands Parkway, Suite G
                                       Smyrna, Georgia  30082


                              Address of Holder:


                              ------------------------------------------------

                              ------------------------------------------------

                              ------------------------------------------------

                              ------------------------------------------------

                                   ASSIGNMENT


                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Warrant Shares set forth below:

Name and Address of Assignee                            No. of Warrant Shares





and does hereby irrevocably constitute and appoint as Attorney
____________________ to register such transfer on the books of the Company maintained for purpose, with full power of substitution.

Dated:_______________, _______
                                                   -----------------------------
                                                   Name of Holder

Signature Guarantee:
                                                   By:
                                                     ---------------------------
                                                     Title:
- ------------------------------
         (Affix Stamp)

By:
   ---------------------------
   Title:


                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

         The signature to this assignment must be guaranteed by a financial institution that is a member of the Stock Transfer Association's approved medallion program.

                               NOTICE OF EXERCISE
                             OF WARRANT TO PURCHASE
                   COMMON STOCK OF AER ENERGY RESOURCES, INC.


To:      AER Energy Resources, Inc.
         __________________________________________
         __________________________________________

         The undersigned, the registered owner of this Warrant, hereby irrevocably elects to exercise the purchase rights represented thereby for, and to purchase thereunder, _________ shares of common stock of AER Energy Resources, Inc. and herewith makes payment in full for such shares pursuant to
Section 2.1 of this Warrant, and requests that the certificates evidencing such shares be issued in the name of and be delivered to:



                          Name:
                               ----------------------------------------------
                          Address:
                                  -------------------------------------------

                                     ----------------------------------------
                          Tax I.D. Number
                                         ---------------------------


and if such shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.



Dated:  _____________, ________
                                           -----------------------------------
                                           Name of Holder



                                           By:
                                               -------------------------------
                                               Title: